                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                WRP Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 WRP CORPORATION
                         500 PARK BOULEVARD, SUITE 1260
                             ITASCA, ILLINOIS 60143


================================================================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

================================================================================


To the Shareholders of WRP Corporation:

         Notice is hereby given that the annual meeting of shareholders (the "Meeting" or the "Annual Meeting") of WRP Corporation, a Maryland corporation, will be convened at the Wyndham Hotel, 400 Park Blvd., Prescott Room, 2nd Floor, Itasca, Illinois on January 30, 2001 at 9:00 a.m. Central Time (the "Meeting Date"). Refreshments begin at 8:30 a.m. All holders of our Common Stock, par value $.01 per share, and Series A Convertible Common Stock, par value $.01 per share (the "Shareholders") are entitled to attend the Meeting. We are soliciting proxies, pursuant to the attached Proxy Statement, for use at the Annual Meeting on the Meeting Date. We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

         (1) To elect six (6) Class A Directors and two (2) Class B Directors to hold office until the next annual meeting of Shareholders or until their respective successors are elected and qualified;

         (2) To concur in the selection of Arthur Andersen LLP as our independent public accountants for the fiscal year ending June 30, 2001; and

         (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         Only Shareholders of record at the close of business on December 19, 2000, are entitled to receive notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at our office for at least 10 days prior to the Meeting.

         Our Transition Report for the six months ending June 30, 2000 on Form 10-K is being mailed concurrently with this Notice and Proxy Statement to all Shareholders of record.

         All Shareholders are cordially invited to attend the Annual Meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any Shareholder giving a proxy has the right to revoke it at any time before it is voted.

                                             By order of the Board of Directors:




                                             Richard Wong
Itasca, Illinois                             Chairman
December 20, 2000

================================================================================

                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                                 WRP CORPORATION
                                JANUARY 30, 2001

================================================================================


         This proxy statement (the "Proxy Statement") is furnished to all holders of record as of the close of business on December 19, 2000 of Common Stock, par value $.01 per share (the "Common Stock"), and Series A Convertible Common Stock, par value $.01 per share (the "Series A Common Stock") (the "Shareholders") of WRP Corporation, a Maryland corporation, in connection with the solicitation of proxies by and on behalf of our Board of Directors (the "Directors" or the "Board") to be voted at the annual meeting of Shareholders (the "Meeting" or the "Annual Meeting"). The Annual Meeting will be convened at the Wyndham Hotel, 400 Park Blvd., Prescott Room, 2nd Floor, Itasca, Illinois on January 30, 2001 at 9:00 a.m. Central Time (the "Meeting Date"), or any adjournment or postponement thereof. This Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise delivered to Shareholders on or about December 20, 2000. Shareholders who wish to attend the Meeting should contact us at (630) 285-9191 so that arrangements can be made.

         We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

         (1) To elect six (6) Class A Directors and two (2) Class B Directors to hold office until the next annual meeting of Shareholders or until their respective successors are elected and qualified;

         (2) To concur in the selection of Arthur Andersen LLP as our independent public accountants for the fiscal year ending June 30, 2001; and

         (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         THE PROXIES SOLICITED BY US PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED FOR USE AT THE MEETING WHEN CONVENED ON THE MEETING DATE AND ANY SUBSEQUENT ADJOURNMENTS AND MAY NOT BE USED FOR ANY OTHER PURPOSE, INCLUDING THE DETERMINATION OF WHETHER A QUORUM IS PRESENT, PRIOR TO THE MEETING DATE. THEREFORE, IT IS ANTICIPATED THAT THE BUSINESS TO BE CONSIDERED AT THE MEETING, WITH RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE ADDRESSED ON THE MEETING DATE.

         The shares of Common Stock and/or the Series A Common Stock (the "Shares") represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the Meeting Date will be voted at the Meeting. The Shares not represented by properly executed proxies will not be voted. Where a Shareholder specifies a choice in a proxy with respect to any matter to be acted upon, the Shares represented by such proxy will be voted as specified. When a Shareholder does not specify a choice, in any otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by such proxy will be voted with respect to such proposal in accordance with the recommendations of the Board of Directors described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to our Assistant Secretary before the proxy is voted at the Meeting on the Meeting Date; (ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting on the Meeting Date and voting his or her Shares in person.

         In electing directors only, the Common Stock and the Series A Common Stock each vote as a separate class. Six (6) Class A Directors will be elected by the holders of the Series A Common Stock and two (2) Class B Directors will be elected by the holders of the Common Stock. The Class A Directors and the Class B Directors will be elected by a majority of the votes cast by the respective class. Approval of the ratification of Arthur Andersen LLP as our independent public accountants for the year ending June 30, 2001 requires the affirmative vote of the holders of at least a majority of all outstanding shares of Common Stock and Series A Common Stock, with the holders of Common Stock and Series A Common Stock voting together as a single class. Shares represented at the Meeting as the result of proxies marked "abstain" will be counted for purposes of determining the existence of a quorum at the Meeting, but will not be voted. Shareholders have no cumulative voting rights. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners.

         It is not anticipated that matters other than those set forth in the Notice of Annual Meeting, as described herein, will be brought before the Meeting for action. If any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

RECORD DATE

         The close of business on December 19, 2000 has been fixed by our Board of Directors as the record date (the "Record Date") for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding share of Common Stock is entitled to one (1) vote on all matters herein, except for the election of the Class A Directors; Common Stock Shareholders are entitled to vote only for the election of Class B Directors. Each outstanding share of Series A Common Stock is entitled to one (1) vote on all matters herein, except for the election of Class B Directors; Series A Common Stock Shareholders are entitled to vote only for the election of Class A Directors. On the Record Date, we had outstanding 5,562,792 shares of Common Stock and 1,252,538 shares of Series A Common Stock. Only Shareholders of record as of the Record Date will be entitled to vote at the Meeting or any adjournment thereof. A quorum, consisting of the holders of at least a majority of all issued and outstanding Shares eligible to vote, must be present, in person or by proxy, at the Meeting for valid Shareholder action to be taken at the Meeting or any adjournment thereof.

EXPENSES OF SOLICITATION

         We will bear the expenses of this solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. We anticipate the total cost of the proxy solicitation to be $10,000. Solicitations will be made only by the use of the mails, except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegram, facsimile, or personal calls. Our officers and regular employees will not be paid additional compensation for soliciting proxies. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our Common Stock and Series A Common Stock as of December 19, 2000 by: (i) each Director who beneficially owns Common Stock or Series A Common Stock; (ii) each Executive Officer; (iii) each person that we know to beneficially own in excess of five percent of the outstanding shares of our Common Stock and Series A Common Stock; and (iv) all Directors and Executive Officers, as a group. Except as otherwise indicated in the footnotes to the table, the Shareholders named below have sole voting and investment power with respect to the shares of Common Stock and Series A Common Stock beneficially owned by them.


                                                                                                                Percent of
                                                                             Amount and Nature of             Total Voting
Title of Class                   Name of Beneficial Owner                    Beneficial Ownership                Stock(4)
--------------                   ------------------------                    --------------------             ------------
Series A Common Stock            WRP Asia Pacific Sdn. Bhd.(1)                             1,252,538             18.4%
Common Stock                     WRP Asia Pacific Sdn. Bhd.(1)                             2,500,000             36.7%
Common Stock                     Heartland Advisors, Inc.(2)                                 432,200              6.3%
Common Stock                     Kamaruddin Taib                                               7,000(3)            *
Common Stock                     Richard Wong                                                 90,000(3)           1.3%
Common Stock                     Kwong Ann Lew                                                30,000(3)            *
Common Stock                     Edward J. Marteka                         101,000(3)
Common Stock                     Edward J. Marteka                          13,500           114,500              1.7%
                                                                           -------
Common Stock                     George Jeff Mennen                         10,000(3)
Common Stock                     George Jeff Mennen                         10,000            20,000               *
                                                                           -------
Common Stock                     Robert J. Simmons                          10,000(3)
Common Stock                     Robert J. Simmons                           5,000            15,000               *
                                                                           -------
Common Stock                     Don L. Arnwine                             10,000(3)
Common Stock                     Don L. Arnwine                              3,000            13,000               *
                                                                           -------
Common Stock                     Richard Swanson                             7,000(3)
Common Stock                     Richard Swanson                             1,000             8,000               *
                                                                           -------
Common Stock                     Kenneth Ling                                                 30,000(3)            *
Common Stock                     Robert C. Carter                           27,000(3)
Common Stock                     Robert C. Carter                            3,000            30,000               *
                                                                           -------
Common Stock                     Total Executive Officers & Directors      322,000(3)
                                 as a group (10 persons)                    35,500           357,500              5.2%
                                                                           -------


----------------
*Represents less than 1%

(1) WRP Asia Pacific Sdn. Bhd. ("WRP Asia") is located at 28th Floor, Wisma Denmark, 86, Jalan Ampang, 50450, Kuala Lumpur, Malaysia.
(2) Heartland Advisors, Inc. is located at 789 North Water Street, Milwaukee, Wisconsin 53202.
(3) Represents shares to be issued upon exercisable options granted under our Omnibus Equity Compensation Plan.
(4) Percent of class is based on 6,815,330 shares of the combined number of shares of Series A Common Stock and Common Stock outstanding on December 19, 2000.

                    MATTERS TO BE CONSIDERED BY SHAREHOLDERS

1.       ELECTION OF DIRECTORS

         Eight (8) individuals will be elected at the Annual Meeting to serve as our Directors, until the next annual meeting of Shareholders or until their successors have been elected and qualified. The biographies of the nominees designated by the Board of Directors, all of whom are presently Directors, are set forth below. Six (6) of the nominees have been nominated as Class A Directors and two (2) have been nominated as Class B Directors. Holders of Common Stock and Series A Common Stock each vote as a separate class only with respect to the election of Directors. We have been advised by the holder of the Series A Common Stock that its proxy is to be voted FOR the six (6) Class A nominees for Directors listed below. In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, we are not aware of any nominee who is unable or will decline to serve as a Director. The nominees receiving a majority of the votes of shares of Common Stock or Series A Common Stock required for election, as the case may be, shall be elected. See "Compensation of Directors and Executive Officers" regarding compensation of Directors.



                               CLASS A DIRECTORS

                                                                                                              Year Became a
Name                                Age              Principal Occupation(s) During Past 5 Years                 Director
----                                ---              -------------------------------------------              -------------
Kamaruddin Taib                     43    Elected Class A Director on April 1, 1998.  Kamaruddin Taib is           1998
                                          currently the Deputy Executive Chairman of WRP Asia. He formerly served as the Group Managing Director of various Malaysian publicly listed companies.  Mr.Taib holds a Bachelor of Science
                                          (Mathematics) degree from the University  of  Salford,  United
                                          Kingdom.  Upon completing his studies,  he joined a leading local
                                          Merchant Bank for three years  (1980-1983) where he had extensive exposure in corporate and financial advisory work.

Richard C.M. Wong                   55    Elected Class A Director on May 20, 1997, Mr. Wong currently             1997
                                          serves as our Chairman of the Board and Chief Executive Officer.
                                          Mr. Wong is the President and Chief Executive Officer of WRP Asia.
                                          In addition, he is a Deputy Chairman of Nylex Malaysia Bhd. and a
                                          director of two other publicly listed companies in Malaysia. Mr.
                                          Wong is the founder of TEC Asia Centre, an international
                                          organization of Chief Executive Officers who share ideas to manage change and remain competitive.

Edward J. Marteka                   63    Class A Director and former President. Mr. Marteka had served            1995
                                          as our President and President of our subsidiary, American
                                          Health Products Corporation ("AHPC") since its incorporation in
                                          1989. Mr. Marteka resigned as President of WRP Corporation and
                                          AHPC effective November 30, 2000. From 1968 to 1988, Mr. Marteka held various positions with Baxter Healthcare Corporation, having served as Vice President of its International Division.

Kwong Ann Lew                       40    Elected Class A Director on May 20, 1997 and was our Chief               1997
                                          Financial Officer and Secretary from 1997 through March 2000.
                                          Mr. Lew is an Executive Director and Chief Financial Officer of
                                          WRP Asia. He is a member of the Malaysian CPA Society and
                                          Institute of Taxation and was with Arthur Andersen LLP from 1988 to 1991. Prior to joining WRP Asia, he held various key
                                          management positions in two public listed companies, primarily in the corporate and judicial advisory areas.

George Jeff Mennen                  60    Elected Class A Director on October 12, 1994. For over five              1994
                                          years, Mr. Mennen has headed the G.J. Mennen Group, a consulting firm specializing in family-owned businesses. Mr. Mennen had a distinguished career at The Mennen Company, including being the
                                          Vice-Chairman of the company. The Mennen Company was founded by
                                          Mr. Mennen's great grandfather in 1878 and remained privately owned until it was sold in 1992 to Colgate-Palmolive.

Richard Swanson                     65    Elected Class A Director on June 12, 1998. Mr. Swanson is                1998
                                          presently a consultant with The Executive Committee, an
                                          international company that focuses on strategic coaching and corporate troubleshooting for CEO's of public and private
                                          companies. Also, since 1980, Mr. Swanson has been the president of two Denver, Colorado based companies, Investment Partners,
                                          Inc. and Real Estate Associates, Inc. Investment Partners is
                                          engaged in the restructuring and recapitalization of troubled companies, and Real Estate Associates focuses on the acquisition and development of real estate projects.


                                CLASS B DIRECTORS


                                                                                                              Year Became a
Name                                Age              Principal Occupation(s) During Past 5 Years                 Director
----                                ---              -------------------------------------------              -------------
Robert J. Simmons                   57    Mr. Simmons is currently President of RJS HealthCare, Inc., a   1995
                                          healthcare consulting company, founded in 1990. He served as executive vice president at Baxter International, Inc. from 1987 until founding RJS in 1990. Mr. Simmons joined Baxter after serving over 20 years at American Hospital Supply Corporation.
                                          His last position at American Hospital Supply Corporation was vice president of corporate marketing.

Don L. Arnwine                      68    Mr. Arnwine is President of Arnwine Associates, a company he             1995
                                          formed in 1989 to provide specialized advisory services to the health care industry. From 1961 to 1972, Mr. Arnwine served as
                                          Director of the Hospital at the University of Colorado Medical
                                          Center. From 1972 to 1982, he served as President and CEO of the
                                          Charleston Area Medical Center. Mr. Arnwine became President and
                                          CEO of Voluntary Hospitals of America (VHA) in 1982, and was
                                          named Chairman and CEO in 1985, in which capacity he served until founding Arnwine Associates.


BOARD MEETINGS AND COMMITTEES

         During the six months ending June 30, 2000, our Board of Directors held two meetings. All other actions by the Board of Directors were taken by unanimous written consent without a meeting.

         The Board of Directors has a Compensation Committee that administers our Omnibus Equity Compensation Plan (the "Plan"). The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of our executive officers. During the six months ending June 30, 2000, the Compensation Committee held one meeting and all other actions of the Compensation Committee were taken by unanimous written consent without a meeting. The Compensation Committee currently consists of Kamaruddin Taib, Richard Wong, George Jeff Mennen and Richard Swanson.

         During the six months ending June 30, 2000, the Audit Committee held one meeting. The Audit Committee consists of Don Arnwine, Richard Swanson and George Jeff Mennen.

         We, the members of the Audit Committee of WRP Corporation, represent the following:

         1) The Audit Committee has reviewed and discussed the Company's audited financial statements with management of the Company;

         2) The Audit Committee has discussed with Arthur Andersen, LLP, the Company's independent auditors, the matters required to be discussed by Statement of Accounting Standards 61, as may be modified or supplemented;

         3) The Audit Committee has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Arthur Andersen LLP its independence and;

         4) Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Transition Report on Form 10-K for the six months ended June 30, 2000.

                  Don Arnwine       Richard Swanson        George Jeff Mennen

         The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as an appendix to this Proxy Statement. All of the members of the Audit Committee are independent, as independence is defined in Section 4200 of the rules of the Nasdaq Stock Market.

         RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates each of Messrs. Kamaruddin Taib, Richard Wong, Edward J. Marteka, Kwong Ann Lew, George Jeff Mennen and Richard Swanson for election as Class A Directors, and each of Messrs. Robert J. Simmons and Don L. Arnwine for election as Class B Directors of the Company to serve until the next annual meeting of Shareholders or until their respective successors are elected and qualified.

2.       CONCURRENCE IN SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Arthur Andersen LLP as our independent public accountants to audit our financial statements for the six month period ending June 30, 2001 and has determined that it would be desirable to request that the Shareholders approve such appointment. Arthur Andersen LLP is knowledgeable about our operations and accounting practices and is well qualified to act in the capacity of our independent public accountants. A representative of Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from Shareholders.

         RECOMMENDATION OF THE BOARD: The Board considers Arthur Andersen LLP to be well-qualified and recommends that the Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Annual
Meeting:

         RESOLVED, that the Shareholders concur in the appointment, by the Board, of Arthur Andersen LLP to serve as our independent public accountants for the fiscal year ending June 30, 2001.

         The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, is required for the adoption of the foregoing resolution. For purposes hereof, the holders of Series A Common Stock and Common Stock vote as a single class.

                               EXECUTIVE OFFICERS

         The following table sets forth information with respect to our executive officers. Each officer is appointed by the Board of Directors and serves until his successor is elected and qualified or until his death, resignation or removal by the Board of Directors. Our executive officers are Richard Wong, Chairman and C.E.O., Neil Kosterman, President, Kenneth Ling, Acting C.O.O., Chief Financial Officer and Secretary, and Robert C. Carter, Controller and Assistant Secretary. The biography of Richard Wong is set forth above.


                                                                                                          Year Became
Name                           Age      Principal Occupation(s) During Past 5 Years                        an Officer
----                           ---      -------------------------------------------                       -----------
Neil Kosterman                 53       President of the Company since December 2000. Since 1992, Mr.        2000
                                        Kosterman was President of DeltaQuest LLC, a consulting firm which specializes in strategic marketing and business
                                        development. Since then, he has co-founded several medical and pharmaceutical companies while recently co-founding Venture
                                        Wrx LLC, which is dedicated to assisting entrepreneurial
                                        businesses. Mr. Kosterman's corporate career has included
                                        senior management positions with C.R. Bard Inc., Pfizer Inc., and Smith & Nephew PLC (United Kingdom) covering product
                                        development, new product launches, marketing, strategic
                                        planning and acquisitions.

Kenneth Ling                   35       Chief Financial Officer and Secretary. Mr. Ling joined us in         2000
                                        April 2000 as the Acting Chief Operating Officer, Chief
                                        Financial Officer and Secretary. He is a member of the
                                        Institute of Chartered Accountants in Australia. From
                                        September 1998 to April 2000, Mr. Ling held the position of
                                        Vice President-Group Affairs at WRP Asia. Prior to that he was an Assistant Director with the Prudential Asia Group based in
                                        Singapore involved in private equity investment. He has also worked with Coopers & Lybrand and Price Waterhouse in
                                        Singapore and Australia in consulting and audit capacities.

Robert C. Carter               39       Controller and Assistant Secretary. Mr. Carter joined us in          1995
                                        March 1992 as the Controller and became the Assistant
                                        Secretary in May 1995. From February 1987 to March 1992, Mr.
                                        Carter was a CPA with Clifton, Gunderson & Co., CPA's. Prior to that, Mr. Carter worked for Arthur Andersen LLP as an
                                        auditor.


         On March 31, 2000, Mr. Lew Kwong Ann resigned as the CFO and Secretary. In April 2000, Mr. Kenneth Ling was appointed as Acting C.O.O., CFO and Secretary.

         Effective November 30, 2000, Mr. Marteka resigned as President of WRP Corporation and AHPC. In December 2000, Mr. Neil Kosterman was appointed as President of WRP Corporation and AHPC.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A.       DIRECTOR COMPENSATION

         All directors, who were not also our executive officers, which group is comprised of Kamaruddin Taib, George Jeff Mennen, Richard J. Swanson and the Class B Directors, will receive, (1) an annual Board member retainer of $5,000,
(2) compensation of $1,000 for each Board meeting attended, (3) $500 for each committee meeting attended and (4) an annual Committee member retainer of $1,000. Each new Director is presently entitled to receive stock options under the Plan to purchase 2,000 shares of our Common Stock in connection with his election and 1,000 shares of our Common Stock per Board meeting attended, up to a maximum of 5,000 shares for Board meetings attended. Under the terms of the Plan, the Compensation Committee shall determine the exercise price of a Director Option, provided that the exercise price shall not be less than the lowest fair market value of our Common Stock during the six months preceding the election and qualification of such Director. All Director options are immediately exercisable for a period of ten years from the date of grant. All directors will be reimbursed for expenses incurred in attending Board and Committee meetings.

B.       EXECUTIVE COMPENSATION

         The following table discloses the compensation paid by the Company for services rendered in all capacities to the Company during the six-month transition period ended June 30, 2000 and calendar years ended December 31, 1999, 1998 and 1997 to (i) the Company's former President and (ii) the Company's executive officers at June 30, 2000 whose aggregate annual salary and bonus are expected to exceed $100,000 for the 2000 calendar year.

                                                  ANNUAL COMPENSATION
                       --------------------------------------------------------------------------
                                                                           LONG-TERM COMPENSATION
                                                                          -----------------------
     NAME AND                                              OTHER ANNUAL    STOCK      ALL OTHER
PRINCIPAL POSITION     YEAR       SALARY         BONUS     COMPENSATION   OPTIONS    COMPENSATION
------------------     ----       ------         -----     ------------   -------    ------------
Edward J. Marteka      2000      $112,500      $ 34,500      $ 3,600         --        $   0
Former President       1999      $200,000      $ 20,000      $ 7,200         --        $   0
                       1998      $200,000      $100,000      $ 7,200       50,000      $   0
                       1997      $160,000      $ 26,667      $ 7,200        5,000      $   0

Kenneth Ling           2000      $ 25,000      $      0      $     0       30,000      $ 5,400(1)
CFO, Acting COO


----------------
(1) Includes housing and automobile costs associated with Mr. Ling's relocation to the U.S.

EMPLOYMENT AGREEMENTS

         On December 1, 2000, we entered into an employment agreement with Neil Kosterman (the "Kosterman Agreement"). The Kosterman Agreement provides, among other things, for: (i) Mr. Kosterman to serve as our President and the President of AHPC; (ii) a base salary of $225,000 per annum; (iii) life and medical insurance, automobile allowance and other customary benefits; and (iv) incentive stock options to be determined by the Compensation Committee.

         On April 12, 2000, we entered into an employment agreement with Kenneth Ling (the "Ling Agreement"). The Ling Agreement provides for: (i) Mr. Ling to serve as our CFO, Acting COO, Secretary and Treasurer; (ii) a base salary of $120,000 per annum; (iii) housing costs associated with his relocation to the U.S.; (iv) incentive stock options to purchase 30,000 shares of Common Stock; and (v) an automobile provided for his use. Mr. Ling was issued 30,000 stock options at $1.44, the exercise price of the closing price of the Common Stock on April 17, 2000, the date of the grant. Mr. Ling's stock options are immediately exercisable for a period of ten years from the date of grant.

         On April 1, 1994, we entered into an employment agreement with Edward
J. Marteka (the "Marteka Agreement"). The Marteka Agreement, as amended on June 30, 1995 and on July 22, 1996, provides for: (i) Mr. Marteka to serve as our President (since May 31, 1995) and AHPC; (ii) a base salary of $140,000 per annum; (iii) non-qualified stock options to purchase 35,000 shares of Common Stock under the Plan; and (iv) life and medical insurance, automobile allowance and other additional customary benefits. The amended Marteka Agreement also granted to Mr. Marteka additional non-qualified stock options to purchase 14,000 shares of Common Stock.

         As approved by the Compensation Committee, all of Mr. Marteka's options outstanding, totaling 101,000 stock options at February 29, 2000, were repriced to $2.07, the closing price on that date. Effective January 1, 2000, Mr. Marteka's base salary was increased to $225,000 per year as approved by the Compensation Committee.

         In connection with the resignation of Mr. Marteka on November 30, 2000, the Company provided Mr. Marteka with a severance package, which includes, among other things, a one-year salary, as well as health benefits to be paid for a one-year period. Mr. Marteka will remain on the Board of Directors.

OPTION GRANTS DURING THE SIX MONTHS ENDED JUNE 30, 2000

         The following table sets forth certain information concerning individual grants of stock options to each of the persons named in the Summary Compensation Table made during the six-month transition period ended June 30, 2000.


                                    Option Grants in Transition Period
--------------------------------------------------------------------------------------------------------------
                                                                                  Potential Realizable Value
                                                                                   at Assumed Rates of Stock
                                                                                     Price Appreciation for
                           Individual Grants                                              Option Term(1)
--------------------------------------------------------------------------------  ----------------------------
                  Number of         % of Total
                 Securities           Options
                 Underlying          Granted to          Exercise
                   Options          Employees in            or        Expiration
     Name        Granted (#)      Transition Period     Base Price       Date           5%($)       10%($)
     ----        -----------      -----------------     ----------    ----------        -----       ------
Kenneth Ling        30,000            100%                $1.44         4/17/10        $70,371     $112,047


(1) Represents the value of such options at the end of its ten year term assuming the market prices of the Common Stock appreciates from the grant date at an annual compound rate of 5% or 10%. These amounts represent rates of appreciation only. Actual gains will be dependent on overall market conditions and on the future performance of our Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES DURING THE SIX MONTHS ENDED JUNE 30, 2000 AND FISCAL PERIOD-END OPTION VALUES

         The following table provides information on option exercises during the six-month transition period ended June 30, 2000 by the executive officers named in the Summary Compensation Table and the value of such officer's unexercised stock options as of June 30, 2000.

                                                           Number of Unexercised            Value of In-the-Money
                             Shares          Value           Options at 6/30/00             Options at 6/30/00(1)
                           Acquired on     Realized     ---------------------------     ----------------------------
                           Exercise(#)       ($)        Exercisable   Unexercisable     Exercisable    Unexercisable
                           -----------     --------     -----------   -------------     -----------    -------------
Edward J. Marteka               0           $ - 0 -      101,000          - 0 -           $ - 0 -         $ - 0 -
Kenneth Ling                    0           $ - 0 -       30,000          - 0 -           $ - 0 -         $ - 0 -

(1) Represents the total gain which would have been realized if all such options had been exercised on June 30, 2000.

REPRICING OF STOCK OPTIONS

         The following table sets forth information concerning all such repricing of stock options to an executive officer during the six-month transition period ended June 30, 2000.

                                             Number of      Market                                      Length of
                                             Securities    Price of                                      Original
                                    Stock    Underlying    Stock at     Exercise Price       New       Option Term
                                   Options    Options       Time of       at Time of      Exercise     Remaining at
                                  Repricing   Repriced     Repricing      Repricing         Price        Date of
       Name and Position            Date        (#)           ($)            ($)             ($)        Repricing
-------------------------------- ----------- ------------ ------------- ------------------ ---------- --------------
Richard Wong, Chairman             2/29/00      90,000       $2.07           $6.3125         $2.07       8 Years
Edward J. Marteka,                 2/29/00     101,000       $2.07       $2.75 - $6.3125     $2.07    4 to 8 Years
Former President
Kwong Ann Lew, CFO                 2/29/00      30,000       $2.07           $6.3125         $2.07       8 Years
Robert C. Carter, Controller       2/29/00      27,000       $2.07       $3.66 - $6.3125     $2.07    7 to 8 Years


         As approved by the Board of Directors, all outstanding stock options at February 29, 2000 to current employees, officers and directors were repriced effective February 29, 2000 to $2.07, the closing price on that date. The Board of Directors repriced the stock options to provide an incentive to current employees, officers and directors for their continued employment. All of the stock options which were repriced, totaling 483,600 options, originally contained exercise prices which were significantly higher than the market price.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is currently comprised of the following four Class A Directors who are Kamaruddin Taib, Richard Wong, George Jeff Mennen and Richard Swanson, each of whom was appointed by the Board of Directors. The Committee oversees administration of our Omnibus Equity Compensation Plan. The purpose of the Plan is to attract and retain capable and experiences officers and employees by compensating them with equity-based awards whose value is connected to our continued growth and profitability. Under the Plan, awards may be made in the form of stock options or restricted stock. In general, we compensate executive officers and senior management through salary, bonus (where appropriate) and the grant of stock options. During the six months ended June 30, 2000, all action of the Compensation Committee was made during the one meeting held or was taken by the Committee by unanimous written consent without a meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Kamaruddin Taib, Richard Wong and Kwong Ann Lew are executive directors and officers of WRP Asia. Accordingly, these members should not be considered as independent Directors when serving on the Board of Directors or the Compensation Committee.

STOCK PERFORMANCE CHART

         The following graph compares the yearly percentage change in the cumulative total shareholder return on our Common Stock for each of our last five fiscal years ended June 30 with the cumulative total return (assuming reinvestment of dividends) of (i) the NYSE/AMEX/Nasdaq Stock Market - U.S. Index and (ii) a peer group selected by us in good faith. The peer group consists of American Shared Hospital Services, Daxor Corp., DVI, Inc., Hemacare Corp., National Home Health Care Inc. and Prime Medical Services Inc. During the six-month transition period ended June 30, 2000, our peer group was changed to exclude two companies which were no longer publicly traded.

* $100 invested on June 30, 1995 in stock or Index - including reinvestment of dividends. Fiscal year ending June 30.

                              [PERFORMANCE GRAPH]

                             CUMULATIVE TOTAL RETURN
                             -----------------------


                                       6/30/95      6/30/96      6/30/97      6/30/98       6/30/99      6/30/00
                                       -------      -------      -------      -------       -------      -------
WRP Corporation                          100           31.8        31.8         57.6          53.4         12.4
NYSE/AMEX/Nasdaq Stock                   100          126.2       162.7        209.6         251.4        278.1
Peer Group                               100          220.5       157.4        196.9         148.4        143.4


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the six months ended June 30, 2000, we purchased latex powder-free exam gloves amounting to $6.6 million from our majority shareholder, WRP Asia. In addition, our Indonesian factory sold approximately $5.2 million of powdered latex exam gloves to WRP Asia during the first half of 2000. We believe that the terms and conditions of such glove purchases were similar to those which we could have obtained from unaffiliated third parties.

         During the six months ended June 30, 2000, we received consulting services from Healthcare Alliance, Inc. ("Alliance"), a company 60% owned by Robert Simmons, one of our directors. We engaged Alliance to assist us in marketing our products with the expressed purpose of negotiating and executing a purchase agreement with various healthcare group purchasing organizations. We paid Alliance $42,216 during the six-month period ended June 30, 2000 for its services.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain officers, directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes in their ownership of our equity securities with the Securities and Exchange Commission and Nasdaq. Specific due dates for these reports have been established and we are required to report in this transition period any failure to file by these due dates during our last fiscal year.

         During the six-month transition period ended June 30, 2000, we reviewed the filings and noted that several filings were not made on a timely basis. Mr. Simmons, Arnwine, Marteka, Mennen, Swanson and Ling did not file a Form 3 upon their commencement as a director or officer of the Company. In September 2000, all Form 3 filings with respect to these individuals were made as required.

         Based upon our review of the filings, we became aware of late Form 4 filings specifically with respect to stock options issued to directors and officers as follows.


                                                       Number
                                                       of Late
         Individual                Position            Reports            Number of Late Transactions
         ----------                --------            -------            ---------------------------
         Mr. Simmons               Director               6              6 Stock Option Awards Granted
         Mr. Arnwine               Director               6              6 Stock Option Awards Granted
         Mr. Mennen                Director               6              6 Stock Option Awards Granted
         Mr. Swanson               Director               5              5 Stock Option Awards Granted
         Mr. Taib                  Director               4              4 Stock Option Awards Granted
         Mr. Lew                   Director               1               1 Stock Option Award Granted
         Mr. Wong                  Chairman               1               1 Stock Option Award Granted
         Mr. Marteka           Former President           1               1 Stock Option Award Granted
         Mr. Ling                     CFO                 1               1 Stock Option Award Granted
         Mr. Carter               Controller              1               1 Stock Option Award Granted


         In addition, Mr. Arnwine failed to file on a timely basis one report in March 1999 relating to a single transaction in Common Stock owned by him. During September 2000, all of the Form 4 filings were made with respect to all late filings.

                              SHAREHOLDER PROPOSALS

         We must receive shareholder proposals for the Year 2002 Annual Meeting of Shareholders at our executive office in Itasca, Illinois, on or prior to August 21, 2001 for inclusion in our proxy statement for that meeting. Any Shareholder proposal must also meet the other requirements for shareholder proposals as set forth in the rules of the U.S. Securities and Exchange Commission relating to shareholder proposals.

                             REQUESTS FOR DOCUMENTS

         Any requests for documents or other information should be directed to Robert Carter, Controller and Assistant Secretary at (630) 285-9191. We will forward such documents, via first class mail, upon receipt of a Shareholder's written request therefor.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, no business, other than that discussed above, is to be acted upon at the Meeting. If other matters not known to the Board of Directors should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

                                              WRP Corporation
                                              By Order of the Board of Directors



                                              Richard Wong
                                              Chairman
Itasca, Illinois
December 20, 2000








================================================================================

  YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE
                  ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

================================================================================

                                    APPENDIX

                             AUDIT COMMITTEE CHARTER
                                 WRP CORPORATION

ORGANIZATION

         The audit committee must be composed of a minimum of three board members who are independent of the management of WRP Corporation (the "Company") and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. The definition of "independent" shall be in accordance with any applicable NASDAQ and SEC regulations as amended from time to time. Such members of the audit committee shall be able to read and understand fundamental financial statements or will become able to do so in a reasonable period of time after the appointment to the audit committee. At least one member of the audit committee shall have past employment experience in finance or requisite professional certificate in accounting or other comparable experience or background.

STATEMENT OF POLICY

         Senior operating management of the Company, as overseen by the Board of Directors, is responsible for the Company's internal controls. The audit committee shall assist the Company's board members in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to the reliability and effectiveness of financial reporting and compliance with applicable laws and regulations. In so doing, the audit committee shall be responsible for maintaining open communication among board members, the independent auditors and the management of the Company.

         It is acknowledged that the independent auditor's ultimate accountability is to the Board of Directors and the audit committee, as representatives of shareholders. The Board of Director's and the audit committee have authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).

RESPONSIBILITIES

         The audit committee's responsibilities will include the following:

         - Ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1. The audit committee will engage in dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and will make recommendations to the Board of Directors to take appropriate action to oversee the independence of the independent auditor.

         - The audit committee will review the auditor's fees to determine whether they are appropriate for the services they render.

         - Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be performed.

         - Meet with the independent auditors and management of the Company at the conclusion of the audit to review the results of the audit, including any comments or recommendations of the independent auditors, especially the contents of any auditors' letter to management.

         - Confirm and assure the independence of the independent auditors and review any management consulting services provided by the independent auditors and the related fees.

         - Review with the independent auditors and with the financial and accounting personnel the adequacy and effectiveness of the Company's internal controls and elicit any recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable.

         - Review legal and regulatory matters that may have a material effect on the financial statements.

         - Inquire of management and the independent auditors regarding significant risks or exposures and assess the steps management has taken to minimize such risks and exposures to the Company.

         - Review the financial statements contained in the annual report to shareholders with management and the independent auditors.

         - Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also inquire of the auditors regarding their reasoning in accepting or questioning management's significant estimates, changes or proposed changes in accounting principles and disclosure practices management employs for new transactions or events.

         - Provide sufficient opportunity at all meetings of the audit committee for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial personnel and the cooperation which the independent auditors received during the course of the audit.

         - Consider whether audit committee members are provided with appropriate background information and training and, when necessary, seek such information and training from management or the independent auditors or other relevant parties.

         - Submit the minutes of all meetings of the audit committee to the Board of Directors.

         - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

         - Review the Company's proxy statement disclosure concerning the report of the audit committee and the independence of the members of the audit committee, include the audit committee charter as an exhibit to the Company's proxy statement at least once every three years and recommend any changes to the audit committee charter to the Board of Directors.

         - Verify that the independent auditors have reviewed the Company's financial information prior to filing the Company's Form 10-Q Reports.

PERIODIC REVIEW OF ADEQUACY OF AUDIT COMMITTEE CHARTER

         The audit committee must review and reassess the adequacy of the formal written audit committee charter on an annual basis.

PERIODIC MEETINGS

         The audit committee must meet at least twice per year. More frequent meetings are encouraged, as needed. The meetings may be held either in person or by telephonic communications.

                                   PROXY CARD
                                 WRP CORPORATION
                                  COMMON STOCK
           500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Neil Kosterman and Kenneth Ling and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Common Stock of WRP Corporation, a Maryland corporation, held of record by the undersigned, at the Annual Meeting of Shareholders ("Meeting") to be held on January 30, 2001, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our proxy statement and in their discretion on any other business that may properly come before the Meeting.


1.       Proposal to elect two (2) Class B directors as follows:

         Robert J. Simmons          Don L. Arnwine

   [  ]  FOR the election of the    [  ]   WITHHOLD authority with respect
         two nominees.                     to ______________________________.
                                           SHAREHOLDERS MAY WITHHOLD AUTHORITY
                                           TO VOTE FOR ANY NOMINEE BY WRITING
                                           HIS NAME ON THE LINE ABOVE.

2. Proposal to ratify the Board of Directors' selection of Arthur Andersen LLP as our independent accountants for the year ending June 30, 2001.

   [  ]  FOR              [  ] AGAINST                    [  ] ABSTAIN


This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR each of the above Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                           DATED:
                                 ----------------------------------------------


                           ----------------------------------------------------
                           (Signature)


                           ----------------------------------------------------
                           (Signature if held jointly)

                           Please sign as name appears hereon. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.

                                   PROXY CARD
                                 WRP CORPORATION
                              SERIES A COMMON STOCK
           500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Neil Kosterman and Kenneth Ling and each of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Series A Common Stock of WRP Corporation, a Maryland corporation, held of record by the undersigned, at the Annual Meeting of Shareholders ("Meeting") to be held on January 30, 2001, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our proxy statement and in their discretion on any other business that may properly come before the Meeting.

1.       Proposal to elect six (6) Class A directors as follows:

         Kamaruddin Taib       Kwong Ann Lew
         Richard Wong George   Jeff Mennen
         Edward J. Marteka     Richard J. Swanson

   [  ]  FOR the election of the six    [  ]  WITHHOLD authority with respect
         nominees.                            to ______________________________.
                                              SHAREHOLDERS MAY WITHHOLD
                                              AUTHORITY TO VOTE FOR ANY NOMINEE
                                              BY WRITING HIS NAME ON THE LINE
                                              ABOVE.

2. Proposal to ratify the Board of Directors' selection of Arthur Andersen LLP as our independent accountants for the year ending June 30, 2001.

   [  ]  FOR                  [  ]  AGAINST                    [  ]  ABSTAIN

This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR each of the above Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                    DATED:
                                          -------------------------------------


                                    -------------------------------------------
                                    (Signature)


                                    -------------------------------------------
                                    (Signature if held jointly) Please sign as name appears hereon. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.